Plan Investment Fund, Inc.

(the “Fund”)

Supplement dated November 7, 2024 to the

Statement of Additional Information dated April 30, 2024 of the Government Portfolio and the Money Market Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

The disclosure in the section of the Statement of Additional Information titled “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” is restated as follows:

Tait, Weller & Baker, LLP (“Tait, Weller & Baker”), with offices at 50 S. 16th Street, Philadelphia, Pennsylvania 19102, has been appointed to serve as the independent registered public accounting firm of the Fund for the year ending December 31, 2024. Tait, Weller & Baker provides audit services, tax services, and other related services to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE